POLAR CAPITAL EMERGING MARKET STARS FUND (the “Fund”)

A SERIES OF DATUM ONE SERIES TRUST

Supplement dated December 2, 2020

to the Prospectus and Statement of Additional Information

dated October 13, 2020

1. ADDITION OF PORTFOLIO MANAGER

Naomi Waistell has been added as a portfolio manager of the Polar Capital Emerging Market Stars Fund (the “Fund”). The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the Fund.

The section under the heading “MANAGEMENT OF THE FUND” under the sub-heading “Portfolio Manager” on page 7 of the Fund’s prospectus is deleted in its entirety and replaced with the following:

Jorry Rask Nøddekær is a Lead Fund Manager with Polar Capital and has served as the lead portfolio manager of the Fund since its inception.

Naomi Waistell is a Fund Manager with Polar Capital and has served as a portfolio manager of the Fund since its inception.

The section under the heading “MANAGEMENT OF THE FUND” under the sub-heading “Portfolio Manager” on page 21 of the Fund’s prospectus is deleted in its entirety and replaced with the following:

Jorry Rask Nøddekær is the lead portfolio manager at Polar Capital LLP responsible for the Fund. Naomi Waistell also serves as a portfolio manager of the Fund.

Mr. Nøddekær joined Polar Capital in June 2018. Prior to joining Polar Capital, he worked at various firms including Nordea Investment Management, Danske Capital, F&C Investment Management, New Star Asset Management and BankInvest Asset Management. Jorry studied at Aarhus University in Denmark where he gained an MSc in Economics and Finance.

Ms. Waistell joined Polar Capital in August 2020. From February 2010, she worked at Newton Investment Management where, since September 2014, she was an investment manager on the emerging markets and Asian equity team. Before this, she was an investment manager on their European and global equity teams. Naomi began her career as an associate at Praefinium Partners Investment Management in 2007 before moving to the financial consultancy arm of the Capita Group in 2009. Her specific area of interest and expertise is managing portfolios with an ESG focus.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

The table in the “PORTFOLIO MANAGERS” section on page 20 of the SAI is deleted in its entirety and replaced with the following:

Other Accounts Managed. The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of October 30, 2020.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jorry Rask Nøddekær	0	N/A	3	$275.8 million	0	N/A
Naomi Waistell	0	N/A	1	$253.4 million	0	N/A

2. CHANGE TO HOW TO BUY SHARES

The section under the heading “How to Buy Shares” under the sub-heading “Purchases Through Financial Intermediaries” on page 25 of the Fund’s prospectus is deleted in its entirety and replaced with the following:

Shares of the Fund may also be available on certain brokerage platforms. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser, or their affiliates.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.

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